SUN CAPITAL ADVISERS TRUST

Sun Capital Investment Grade Bond Fund

Supplement dated March 8, 2011

To the Statement of Additional Information dated May 1, 2010

Effective immediately, the following sections of the Statement of Additional Information, dated May 1, 2010, relating to Sun Capital Investment Grade Bond Fund (the “Fund”) are hereby revised as indicated:

a)  All references to Evan S. Moskovit and Michael A. Savage in the Statement of Additional Information are hereby deleted.

b)  Beginning on page 47 under the heading “Portfolio Managers,” John W. Donovan is hereby added as portfolio manager of the Fund in the one place where the Fund is referenced.

c)  In the section entitled “Other Accounts Managed by Portfolio Managers – Sun Capital Advisers LLC” beginning on page 49, the account information as of December 31, 2010 for John W. Donovan is hereby added as follows:

Manager	Total # of Accounts	Total Assets Under Management (in millions)
John W. Donovan
Other Registered Investment Companies	0	$ 0
Other Pooled Vehicles	5	$ 594
Other Accounts	17	$ 25,286

SAI Sticker                                                        3/2011